DECEMBER 6, 2023
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS DIVERSIFIED EMERGING MARKETS FUND
SUMMARY PROSPECTUS DATED MARCH 1, 2023
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Diversified Emerging Markets Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective on or about March 1, 2024, the principal investment strategy of the Hartford Schroders Diversified Emerging Markets Fund (the “Fund”) will change. A summary of the changes effective on or about March 1, 2024 is below.
(1) The Fund’s principal investment strategy will be revised by replacing the second through fourth paragraphs of the Fund’s principal investment strategy with the following:
In selecting investments for the Fund, the Sub-Advisers combine both fundamental and quantitative analysis. The Sub-Advisers analyze the broad universe of emerging market companies to create a diversified portfolio and seek to maximize the potential investment opportunity. The Sub-Advisers combine the investment processes of two internal investment management teams, the Global Emerging Markets (GEM) investment team and the Quantitative Equity Products (QEP) investment team (the “Teams”). This collaborative approach involves both consideration of bottom-up factors –  which include a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages –  as well as a focus on companies that have certain value and/or quality characteristics, where the Teams seek to select relatively inexpensive stocks of issuers located in emerging markets based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, sales growth, financial strength, and good governance. In addition, the Sub-Advisers integrate financially material environmental, social and governance (“ESG”) characteristics (where available for an issuer) into their investment process. ESG characteristics are one of several factors that contribute to the Sub-Advisers’ overall evaluation of the risk and return potential of an investment.
(2) The Fund will be subject to “ESG Integration Risk” instead of “Sustainable Investing Risk.” These risks are discussed in the “More Information About Risks” section of the Fund’s Statutory Prospectus.
A revised summary prospectus reflecting these changes is anticipated to be mailed to shareholders on or about March 1, 2024.
To implement the change in investment strategy, it is expected that the Fund will sell a portion of the portfolio securities that it currently holds and purchase securities selected by the sub-advisers in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7645
December 2023